EXHIBIT 10(c)

                           ADJUSTMENT PROMISSORY NOTE


                                                                   May 30, 1997

     FOR VALUE RECEIVED, Pro-Tech Respirators, Inc., a Connecticut corporation ("Maker"), hereby unconditionally promises to pay to the order of Comasec International, S.A., a French societe anonyme ("Holder"), in lawful money of the United States of America and in immediately available funds, principal amount equal to the sum of: (a) the "Redemption Price", as that term is defined in that certain Stock Redemption Agreement of even date herewith by and between the Maker and the Holder, minus (b) $28,000,000, which sum is herein referred to as the "Debt". This Adjustment Promissory Note (as amended or otherwise modified, this "Note") evidences the unpaid principal amount of the Debt together with all accrued and unpaid interest, if any, thereon. The Debt shall be repaid on the date and in the amount specified in this Note.

SECTION 1.  THE DEBT.

     (a) Maker shall repay the outstanding principal amount of the Debt in full on the "Maturity Date", ie. the date on which the "Shareholders", as that term is defined in that certain Stock Purchase Agreement entered into on April 14, 1997 (the "Agreement") between Bacou S.A. and Francis Berend, Pierre Alain Berend, Philippe Berend and Pascal Berend and the other shareholders of the Holder, and Bacou S. A. sign a certificate attesting to the payment of any amounts determined to be due under Section 2.5 of the Agreement and of any Intercompany Indebtedness owed by the Shareholders under Section 7.3 of the Agreement, or the date on which Bacou S.A. receives a copy of the written decision from Deloitte and Touche rendered pursuant to Section 2.4(d) of the Agreement, or at any time prior thereto.

     (b) The outstanding principal amount of the Debt shall bear interest until irrevocably paid in full at a per annum rate equal at all times to the overnight deposit rate available at the Paris branch of Banque Nationale de Paris.

     (c) Accrued and unpaid interest shall be payable at the Maturity Date.

     (d) The principal amount of this Note may be prepaid, in whole or in part, at any time, without premium or penalty. Payments (including all prepayments) received by Holder from Maker on this Note shall be applied first to the payment of accrued and unpaid interest hereunder and only thereafter to the outstanding principal balance of this Note.

SECTION 2. EVENTS OF DEFAULT; REMEDIES. If any of the following events shall occur and be continuing (each such event, an "Event of Default"):

          (i) Maker fails to repay the principal amount of the Debt when due and such failure shall continue unremedied for five (5) days;

          (ii) Maker fails to pay any interest hereunder when due and such failure shall continue unremedied for five (5) days; or

          (iii) Maker shall be adjudicated insolvent, or fails to pay, or admits in writing its inability to pay its debts as they mature, or makes a general assignment for the benefit of creditors; or Maker shall apply for or consent to the appointment of any receiver, custodian, trustee or similar officer for it or for all or any substantial part of its property, or such receiver, custodian, trustee or similar officer shall be appointed without the application or consent of Maker; or Maker shall institute (by petition, application, answer, consent or otherwise), or take any action to authorize the institution of, any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to Maker under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against Maker and such proceeding shall not be dismissed within sixty (60) days after being instituted;

then, (y) upon the occurrence of any Event of Default described in clause (iii) of this Section 2, the unpaid principal amount of, and accrued and unpaid interest on, the Debt shall automatically become immediately due and payable, together with all other amounts payable under this Note, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Maker, and (z) upon the occurrence of any other Event of Default, Holder may, at its option, by written notice to Maker declare the entire unpaid principal amount of the Debt, all interest accrued and unpaid thereon and all other amounts payable under this Note to be forthwith due and payable, whereupon all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Maker.

SECTION 3.  MISCELLANEOUS

     (A) REMEDIES ON DEFAULT. In the event that one or more Events of Default shall occur and be continuing, Holder may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding or by pursuing any other power, privilege or remedy available under applicable law. No course of dealing or delay on the part of Holder in exercising any such right, power, privilege or remedy shall operate as a waiver thereof or otherwise prejudice any right, power, privilege or remedy of Holder and no single or partial exercise by Holder of any such right, power, privilege or remedy shall preclude any further exercise thereof. The rights, powers, privileges and remedies afforded to Holder under this Note are cumulative and shall not preclude the assertion of any other rights, powers, privileges or remedies now or hereafter available to Holder under this Note, at law, in equity or otherwise.

     (B) WAIVERS, ETC. No modification or waiver of any provision of this Note nor consent to any departure by Maker therefrom shall in any event be effective unless the same shall be in writing and executed by Holder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Maker in any case shall entitle Maker to any other or further notice or demand in similar or other circumstances.

     (C) REIMBURSEMENT OF EXPENSES. Maker agrees to reimburse Holder for its and its agents' and representatives' reasonable out-of-pocket expenses in connection with the enforcement and collection of this Note. If this Note is placed in the hands of an attorney for collection, or collected through bankruptcy or other proceedings, or if suit is brought on this Note, Maker agrees to pay reasonable attorneys' fees, costs and expenses in addition to all other amounts owing hereunder.

     (D) DUE AUTHORIZATION. This Note has been duly authorized, executed and delivered by Maker and constitutes the legal, valid and binding obligation of Maker enforceable against Maker in accordance with the terms and provisions hereof subject to general equity principles and to applicable bankruptcy, fraudulent transfer, insolvency, reorganization, moratorium and other similar laws from time to time in effect affecting the enforcement of creditors' rights generally (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (E) SUCCESSORS  AND ASSIGNS.  This Note shall be binding upon, and inure to
the  benefit  of,  Maker  and  Holder  and  their   respective   successors  and
assigns.

     (F) SEVERABILITY. Should any provision of this Note be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Note, and the parties hereto agree that the provision of this Note so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder will have the same force and effectiveness as if such provision had never been included herein.

     (G) DESCRIPTIVE HEADINGS. Section headings appearing in this Note have been inserted for convenience of reference only and shall be given no substantive meaning or significance whatsoever in construing the terms and provisions of this Note.

     (H) GOVERNING LAW. THIS NOTE SHALL BE INTERPRETED AND GOVERNED BY, AND THE RIGHTS, OBLIGATIONS AND LIABILITIES OF MAKER AND THE HOLDER HEREOF SHALL BE DETERMINED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) AND JUDICIAL DECISIONS OF THE STATE OF RHODE ISLAND AND APPLICABLE FEDERAL LAW.

     IN WITNESS WHEREOF, Maker has caused this Note to be duly executed and delivered as of the day and year set forth above.

                                         PRO-TECH RESPIRATORS, INC.


                                         By: /s/ Walter Stepan
                                            ------------------------------------
                                             Name:  Walter Stepan
                                             Title:  Chairman